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                                                                 Exhibit (d)(2)

                             MUNIHOLDINGS FUND, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

COMMON STOCK                                             CUSIP
PAR VALUE $.10                                           See Reverse For Certain
                                                         Definitions

This certifies that

is the owner of

               FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF MuniHoldings Fund, Inc., transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amend and Restated Articles of Incorporation and of the By-Laws of the Corporation, and of all of the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

               WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                     Secretary                                   President

Countersigned and Registered:

THE BANK OF NEW YORK

By:

Transfer Agent and Registrar
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                             MUNIHOLDINGS FUND, INC.

        A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each class and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                            UNIF GIFT MIN ACT--
                                                       _______Custodian_______
                                                       (Cust)          (Minor)
TEN ENT--as tenants by the entireties                  under Uniform Gifts to
                                                       Minors Act____________
JT  TEN--as joint tenants with right                               (State)
         of survivorship and not as
         tenants in common

Additional abbreviations may also be used though not in the above list.

        For value received.................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(Please Print or Typewrite Name and Address, Including Zip Code, of
Assignee)

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                                                                  Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated:
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               NOTICE:       The Signature to this assignment must correspond
                             with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

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                  |   Signatures must be guaranteed by an "eligible guarantor |
                  |   institution" as such term is defined in Rule 17Ad-15    |
                  |   under the Securities Exchange Act of 1934.              |
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